                                                      REGISTRATION NO. 333-83437
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       ON
                                    FORM S-8
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933*

                            ------------------------

                            ENERGY EAST CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                          NEW YORK
      (State or Other Jurisdiction of Incorporation or                     14-1798693
                       Organization)                          (I.R.S. Employer Identification No.)

                       P.O. BOX 1196
                        STAMFORD, CT                                       06904-1196
          (Address of Principal Executive Offices)                         (Zip Code)

                THE SOUTHERN CONNECTICUT GAS COMPANY TARGET PLAN
                            (Full Title of the Plan)

                            ------------------------

                                DANIEL W. FARLEY
                                   SECRETARY
                            ENERGY EAST CORPORATION
                                 P.O. BOX 1196
                            STAMFORD, CT 06904-1196
                    (Name and Address of Agent for Service)
                                 (203) 325-0690
         (Telephone Number, Including Area Code, of Agent for Service)

                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                PROPOSED MAXIMUM     PROPOSED MAXIMUM         AMOUNT OF
       TITLE OF SECURITIES TO BE             AMOUNT TO BE      OFFERING PRICE PER        AGGREGATE          REGISTRATION
               REGISTERED                     REGISTERED              SHARE           OFFERING PRICE             FEE
Common Stock ($0.01 Par Value)..........    113,625 Shares            N/A**                N/A**                N/A**

* Filed as a Post-Effective Amendment on Form S-8 to such Registration Statement pursuant to the procedure described herein. See "Explanatory Note."

**  Fee previously paid.

    This Post-Effective Amendment on Form S-8 to such Registration Statement shall become effective upon filing in accordance with Rule 464 under the Securities Act of 1933, as amended.

    In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Post-Effective Amendment on Form S-8 to such Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

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
                                EXPLANATORY NOTE

    Energy East Corporation ("Energy East") hereby amends its Registration Statement on Form S-4 (No. 333-83437), declared effective on July 23, 1999 (the "S-4"), by filing this Post-Effective Amendment No. 1 on Form S-8 relating to the issuance of up to 113,625 shares of common stock, par value $0.01 per share, of Energy East ("Energy East Common Stock") issuable to the Connecticut Energy Stock Fund in connection with The Southern Connecticut Gas Company Target Plan (the "Plan"). All such shares of Energy East Common Stock were originally registered pursuant to the S-4.

    On February 8, 2000, Connecticut Energy Corporation, a Connecticut corporation ("Connecticut Energy"), was merged (the "Merger") with and into Merger Co., a Connecticut corporation and wholly owned subsidiary of Energy East ("Merger Co.") pursuant to the Agreement and Plan of Merger, dated as of April 23, 1999, as amended, by and among Connecticut Energy, Energy East and Merger Co. (the "Merger Agreement"). Pursuant to the Merger Agreement, at the effective time of the Merger (the "Effective Time"), 50% of the shares of common stock of Connecticut Energy, par value $1.00 per share ("Connecticut Energy Common Stock"), issued and outstanding immediately prior to the Effective Time was exchanged for cash, and 50% of the shares of Connecticut Energy Common Stock was exchanged for shares of Energy East Common Stock. After the Effective Time, shares of Energy East Common Stock will be issued under the Plan in lieu of Connecticut Energy Common Stock.

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

    The following documents previously filed by Energy East with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") are incorporated herein by reference:

    (a) Energy East's Annual Report on Form 10-K for the year ended December 31, 1998;

    (b) Energy East's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999, June 30, 1999, and September 30, 1999;

       Energy East's Current Reports on Form 8-K filed April 23, 1999, June 14, 1999, June 29, 1999, January 31, 2000, and February 8, 2000;

    (c) Energy East's Registration Statement on Form S-8 dated December 17, 1998 (for a description of Energy East capital stock); and

    (d) Annual Report on Form 11-K for the year ended December 31, 1998 for the Plan.

    All documents and reports subsequently filed by Energy East and the Plan pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

    The validity of the Energy East shares to be issued under the Plan will be passed upon for Energy East by Huber Lawrence & Abell. As of February 8, 2000, members of Huber Lawrence & Abell owned 4,470 shares of Energy East Common Stock.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Previously filed. (See Item 20 of the S-4).

ITEM 8. EXHIBITS

    See Exhibit Index.

    The Registrant undertakes to submit, or has submitted, the Plan and any amendments thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan under Section 401 of the Internal Revenue Code of 1986.

ITEM 9. UNDERTAKINGS

    The Registrant hereby undertakes:

    (1) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

        (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

        (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

       (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

PROVIDED, HOWEVER, that paragraphs (i) and (ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

    (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment on Form S-8 to the Registration Statement (No. 333-83437) on Form S-4 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 17th day of February, 2000.

                                                       ENERGY EAST CORPORATION

                                                       BY:               /S/ LEONARD BLUM
                                                            -----------------------------------------
                                                                           Leonard Blum
                                                                         ATTORNEY-IN-FACT

    Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the S-4 has been signed below by the following persons in the capacities indicated on February 17, 2000.

                  SIGNATURE                                        TITLE
                  ---------                                        -----
     Principal Executive, Financial and
             Accounting Officer:

                      *                                    Chairman and Director
--------------------------------------------
            Wesley W. von Schack

                 Directors:

                      *                                          Director
--------------------------------------------
               Richard Aurelio

                      *                                          Director
--------------------------------------------
              James A. Carrigg

                      *                                          Director
--------------------------------------------
             Alison P. Casarett

                      *                                          Director
--------------------------------------------
             Joseph J. Castiglia

                      *                                          Director
--------------------------------------------
               Lois B. DeFleur

                  SIGNATURE                                        TITLE
                  ---------                                        -----
                      *                                          Director
--------------------------------------------
                Paul L. Gioia

                      *                                          Director
--------------------------------------------
               John M. Keeler

                      *                                          Director
--------------------------------------------
                Ben E. Lynch

                      *                                          Director
--------------------------------------------
               Walter G. Rich

              /s/ LEONARD BLUM                   As attorney-in-fact for the officers and
--------------------------------------------          directors marked by an asterisk
                Leonard Blum

    Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Post-Effective Amendment on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this February 17, 2000.

                                                       THE SOUTHERN CONNECTICUT GAS COMPANY TARGET
                                                       PLAN

                                                       BY:               /S/ LEONARD BLUM
                                                            -----------------------------------------
                                                                           Leonard Blum
                                                                 (Leonard Blum, ATTORNEY-IN-FACT)

                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER                                   DESCRIPTION
---------------------                           -----------
         4.1            Restated Certificate of Incorporation of the Registrant
                        filed in the office of the Secretary of State of the State of New York on April 23, 1998 (incorporated by reference to
                        Exhibit No. 4-1 of Post-Effective Amendment No. 1 to
                        Registration No. 033-54155).

         4.2            Certificate of Amendment of the Certificate of Incorporation
                        of the Registrant filed in the office of the Secretary of
                        State of the State of New York on April 26, 1999
                        (incorporated by reference to Exhibit No. 3-3 of the
                        Registrant's 10-Q for the quarter ended March 31, 1999, File
                        No. 1-14766).

         5.1 Opinion of Huber Lawrence & Abell with respect to the legality of the securities registered hereunder (including consent).

        23.1            Consent of Huber Lawrence & Abell (included in Exhibit 5.1).

        23.2            Consent of PricewaterhouseCoopers LLP.

        24.1 Power of Attorney of Directors and Officers (previously filed as Exhibit 24.1 to the S-4).

        24.2            Power of Attorney of Registrant (previously filed as Exhibit
                        24.2 to the S-4).

        24.3            Power of Attorney for The Southern Connecticut Gas Company
                        Target Plan.

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